SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                   May 26, 2004
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  0-26136                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                               3604 Swann Avenue
                             Tampa, Florida  33609
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code











ITEM 8.  CHANGE IN FISCAL YEAR.

     On May 26, 2004, the Board of Directors of Odyssey Marine Exploration, Inc. (the "Company") adopted a new fiscal year for the Company. The new fiscal year will end on December 31. The Company previously had a fiscal year end that ended on February 28.

     The Company will file a Transition Report on Form 10-KSB for the ten month period that will end on December 31, 2004.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.


Dated: June 8, 2004                By:/s/ John C. Morris
                                      John C. Morris, President



























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